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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               January 25, 2000


                                PLUG POWER INC.
            (Exact name of Registrant as specified in its charter)


         DELAWARE                   00027527                    22-3672377
(State or other jurisdiction    (Commission File            (I.R.S. Employer
     of incorporation)               Number)               Identification No.)

                            968 ALBANY-SHAKER ROAD
                               LATHAM, NY 12110
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (518) 782-7700
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ITEM 5. OTHER EVENTS.

     As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on November 16, 1999, Plug Power Inc. received a letter in November 1999 threatening litigation against it and other parties by DCT, Inc. On January 25, 2000, a complaint was filed by DCT, Inc. against Plug Power Inc., The Detroit Edison Company and Edison Development Corporation in the Wayne County, Michigan Circuit Court. The complaint alleges, among other things, that the Company, The Detroit Edison Company and Edison Development Corporation misappropriated from DCT business and technical trade secrets, ideas, know-how and strategies relating to fuel cell systems and breached certain contractual obligations owed to DCT. Plug Power believes that the allegations made against it are without merit and intends to vigorously contest the litigation, but the ultimate outcome of any litigation is of course uncertain.


                                      ###


This Form 8-K may include statements which are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Plug Power's current views about future events and financial performance. These forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate," and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety or risks, uncertainties, and other factors that could cause actual results to differ materially from Plug Power's expectations, and Plug Power expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, the following: (i) the cost of development and market acceptance of Plug Power's fuel cell systems, (ii) competitive factors, such as price competition and new product introductions, (iii) the cost and availability of products, (iv) the cost of complying with current governmental regulations,
(v) unanticipated expenses or delays in resolving Year 2000 computer issues by either Plug Power or those with whom Plug Power does business, and (vi) other factors detailed from time to time in Plug Power's filings with the Securities and Exchange Commission.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLUG POWER INC.



Date: January 28, 2000             By: /s/ William H. Largent
                                       ---------------------------------
                                       William H. Largent
                                       Chief Financial Officer
                                       (Principal Financial and
                                        Accounting Officer)